# MEMORANDUM OF UNDERSTANDING
# CONFIDENTIAL AND NON CIRCUMVENTION AGREEMENT

ACS TRADING CORPORATION (ACS) REPRESENTED BY J.C. JORDAN- INTERNATIONAL DIRECTOR AND CAPPSEALS, INC. (CAPPSEALS) REPRESENTED BY ANDY ANDERSON III – VICE PRESIDENT OPERATIONS HEREINAFTER REFERRED TO AS (THE "PARTIES"), DESIRE TO DO BUSINESS IN A CAPACITY AS BUYER AND CONTRACT MANUFACTURER.

ACS HAS DEVELOPED CERTAIN INTERNATIONAL AND DOMESTIC MARKETS / CLIENTS FOR ITS SUPPLEMENTS AND WISHES TO CONTRACT THE SERVICES OF CAPPSEALS TO ENCAPSULATE, BOTTLE, LABEL, PACK AND DROP SHIP DIRECTLY TO ITS CLIENTS WITHIN THE U.S. AND FOREIGN COUNTRIES.

ON OCASSION ACS WILL REQUEST PRICE QUOTATIONS FROM CAPPSEALS. CAPPSEALS WITHIN A REASONABLE TIME WILL E-MAIL OR FAX A QUOTATION TO ACS FOR CONSIDERATIONS. IF ACCEPTED, ACS WILL FAX OR E-MAIL CAPPSEALS PURCHASE ORDERS AND DROP SHIP RAW MATERIALS AS REQUIRED.

IF RAW MATERIALS WILL BE SUPPLIED BY CAPPSEALS, CAPPSEALS CERTIFIES THAT THE MATERIALS WILL BE OF THE HIGHEST QUALITY, FRESHEST PRODUCTION, SAFE AND THAT MATERIALS HAVE BEEN CERTIFIED AS GENUINE AND 100% PURE WITHOUT ANY ADDITIVES OR BLENDS.

CAPPSEALS WILL MANUFACTURE THE PRODUCT TO THE SPECIFICATIONS LISTED ON THE QUOTATION AND/OR THE PURCHASE ORDER AND WILL SHIP PRODUCT DIRECTLY TO ULTIMATE BUYER IF LOCATED WITHIN THE U.S. OR TO THE DESIGNATED FREIGHT FORWARDER FOR SHIPMENT TO ITS FINAL DESTINATION IF ULTIMATE BUYER IS LOCATED OUTSIDE THE U.S. ACS WILL PROVIDE ALL DOCUMENTATION AND CERTIFICATES REQUIRED BY THE AUTHORITIES AT THE DESTINATION COUNTRY. AT ACS OPTION, FREIGHT FORWARDER MAY PICK UP CARGO FROM CAPPSEALS'S WAREHOUSE PREVIOUS ARRANGEMENTS DONE.

**CAPPSEALS RESPONSIBILITIES**

1.- TO MANUFACTURE PRODUCTS OF HE HIGHEST QUALITY STRICTLY FOLLOWING THE SPECIFICATIONS LISTED IN THE PURCHASE ORDER AND/OR QUOTATION.
2.- INFORM ACS ON A TIMELY MANNER OF ANY DELAYS AND/OR PROBLEMS THAT MAY ARISE.
3.- CAREFULLY PACK ALL PRODUCTS IN HEAVY DUTY BOXES SUITABLE FOR MULTIPLE HANDLINGS. BOXES WIL BE PLAIN WITHOUT ANY MARKINGS OR PRINTING, EXCEPT WHEN LABELS ARE REQUIRED FOR SAFETY PURPOSES (Ex. FRAGILE, HEAVY, HANDLE WITH CARE, ETC.)
4.- NO PRINTED MATTER OR BROCHURES OR ADVERSTISING MATERIALS OF ANY KIND SHOULD BE INCLUDED IN ANY OF THE BOXES EXCEPT AS PROVIDED OR REQUESTED BY ACS.
4.- SHIPPING LABELS AND PACKING SLIPS WILL SHOW ACS AS THE SHIPPER.

__________ ACS                                        __________ CAPPSEALS

**ACS RESPONSIBILITIES**

1.- TO SHIP RAW MATERIALS IN TIMELY MANNER.
2.- TO GIVE CAPPSEALS SUFFICIENT TIME TO ORDER MATERIALS NEEDED TO MANUFACTURE AND SHIP PRODUCTS.
3.- ALL PRICES QUOTED WILL BE EX-WORKS CAPPSEALS WAREHOUSE
4.- TO PAY INVOICES PROMPTLY AS PER TERMS AGREED.
5.- ACS AGREES TO PAY REASONABLE COSTS THAT MAY ARISE WITH RESPECT TO ITS ORDERS (Ex. CRATING, PALLETIZING)
6.- IF PRODUCTS ARE TO BE LABELED, ACS WILL PROVIDE ALL MATERIALS PROMPTLY AND AS REQUIRED BY CAPPSEALS.
7.- IF PRODUCTS ARE TO BE BOXED, ACS WILL REQUEST CAPPSEALS FOR REFERALS TO LOCAL BOX MANUFATURERS AND PRINTERS FOR QUOTATIONS. CAPPSEALS TO COORDINATE WITH BOX MANUFACTURER/PRINTER TO MAKE SURE BOXES ARE ORDERED AS REQUIRED.
8.- ACS WILL PAY FOR LABELS AND/OR BOXES COST AS REQUIRED UNLESS A FULL AND COMPLETE PRICE IS AGREED BEFORE HAND BETWEEN THE PARTIES.
9.- IF ANY THIRD PARTY LABORATORY ANALYSIS ARE REQUIRED, ACS AT ITS OWN EXPENSE WILL PROVIDE THEM AS NEEDED.

FURTHERMORE, THE "PARTIES" IRREVOCABLY AGREE THAT THEY SHALL NOT DISCLOSE OR OTHERWISE REVEAL DIRECTLY OR INDIRECTLY, TO ANY THIRD PARTY, ANY CONFIDENTIAL INFORMATION PROVIDED BY ONE PARTY TO THE OTHER , OR OTHERWISE ACQUIRED, PARTICULARLY, CONTRACT TERMS, PRODUCT INFORMATION OR MANUFACTURING PROCESSES, PRICES, FEES, FINANCING ARRANGEMENTS, SCHEDULES, AND INFORMATION CONCERNING THE IDENTITY OF SELLERS, PRODUCERS, BUYERS, ETC.

IN THE POSSIBLE EVENT THAT ANY OF ACS's CLIENTS CONTACTS CAPPSEALS DIRECTLY, CAPPSEALS SHOULD IMMEDIATELY REFER CLIENT TO ACS AND SHALL INFORM ACS ACCORDINGLY. LIKEWISE IF ANY SUPPLIER OR REPRESENTATIVE OR AGENT OF A SUPPLIER UNKNOWN TO CAPPSEALS CONTACTS CAPPSEALS DIRECTLY FOR THE PURPOSE OF OBTAINING ANY KIND OF INFORMATION OR TO SELL ITS PRODUCTS, CAPPSEALS WILL REFER SUPPLIER TO ACS AND INFORM ACS IMMEDIATELY.

THIS AGREEMENT IS VALID FOR A PERIOD OF 10 YEARS AND SUBJECT TO AUTOMATIC RENEWALS FOR SAME TERMS AND DURATION.

EACH REPRESENTATIVE SIGNING BELOW AVOWS THAT HE IS DULY EMPOWERED BY HIS RESPECTIVELY NAMED COMPANY TO BIND IT TO THE COMMITMENTS AND OBLIGATIONS CONTAINED HEREIN.

ACS TRADING CORPORATION

BY: [signature] SIGNATURE [signature] DATE: 2/28/06

ACS TRADING CORPORATE SEAL CORPORATION

CAPPSEALS, INC.

BY: H.N. (Andy) Anderson III SIGNATURE [signature] DATE: 2-28-06